TEXAS INDUSTRIES, INC.
MANAGEMENT DEFERRED COMPENSATION PLAN

ELECTION AGREEMENT

This Election Agreement (this “Election Agreement”) is entered into between the undersigned participant (“Participant”) and TEXAS INDUSTRIES, INC. (the “Company”), on the date of Participant's signature shown below, pursuant to the Texas Industries, Inc. Management Deferred Compensation Plan (the “Plan”). The attached Elections to Defer (whether one or more, the “Elections”) and Restricted Stock Unit Agreement (the “RSU Agreement”) are incorporated by reference into and made a part of this Election Agreement.

(1)    I elect to defer the portions of my compensation described in the attached Elections.

(2)    I understand and acknowledge that this Election Agreement will be irrevocable. If the Plan terminates prior to the date the RSUs and Matching RSUs are settled, the RSUs and Matching RSUs will be settled at the time and in the manner set forth in this Election Agreement and RSU Agreement and the Plan. Notwithstanding the foregoing, the Company may terminate the Plan and provide for accelerated payments and distributions of all amounts owed pursuant to this Election Agreement and the RSU Agreement to the extent such accelerated payment is permitted for purposes of Section 409A of the Internal Revenue Code.

(3)    I understand and acknowledge that this election will not apply to any cash payments or restricted stock unit awards other than those described in the attached Elections. A new election must be submitted for any payments or awards related to subsequent years.

(4)    I acknowledge that I have received and reviewed a copy of the Plan and the RSU Agreement. The RSU Agreement and the Plan will govern the terms and conditions applicable to the RSUs and Matching RSUs awarded pursuant to this Election Agreement, and I agree to be bound by the terms and provisions thereof. Capitalized terms that are used but not otherwise defined herein shall have the meaning prescribed in the Plan and the RSU Agreement.

Participant's Signature: _______________________________________    Date: ____________

Participant's Name Printed: ___________________________________________________

Texas Industries, Inc.

By: _______________________________________________________    Date: _____________
Name:
Title:
ELECTION TO DEFER

Annual Incentive Payment

(1)    I hereby elect to defer the following portion of any amount otherwise payable to me as my annual cash incentive payment (“Annual Incentive Payment”) pursuant to the Company's [_____ Annual Incentive Plan], which normally would be paid in July [____], and to receive an award of RSUs under the Plan in lieu of such amount:

(a)	percent (not to exceed 100%),

(b)	$___________________________ (or the total amount of the Annual Incentive Payment, if less), or

(c)	The lesser of percent (not to exceed 100%) or $_____________________.

(2)    I understand that FICA and other employment taxes will be due on the total amount of my Annual Incentive Payment, including the amount I elect to defer. I agree that to the extent that the remaining amount of my Annual Incentive Payment (after deduction of the amount I elect to defer) is not sufficient to pay the FICA and other employment taxes plus the federal income tax due on such remaining amount, the shortfall will be deducted from my regular paycheck and any other amounts due to me.

(3)    I understand and acknowledge that the number of RSUs that will be credited to my Plan account on the applicable Award Date on account of this election will be determined in the manner provided in the Plan and the attached RSU Agreement.

(4)    I understand and acknowledge that the Company will make a grant of Matching RSUs that will be credited to my Plan account on the applicable Award Date in an amount equal to [__%] of the RSUs that are credited to my Plan account in accordance with this election.

(5)    I hereby elect to receive payment with respect to my RSUs and Matching RSUs awarded pursuant to this election on the ______ anniversary of the applicable Award Date (this may not be earlier than the fourth anniversary). I understand that I could become entitled to an earlier payment pursuant to the terms of the Plan or the RSU Agreement.

Participant's Initials: ________ELECTION TO DEFER

Long-Term Incentive Payment

(1)    I hereby elect to defer the following portion of any amount otherwise payable to me as my long-term cash incentive payment (“Long-Term Incentive Payment”) pursuant to the Company's [Three Year Incentive Plan for the three fiscal years ending May 31, _____], which normally would be paid in July [____], and to receive an award of RSUs under the Plan in lieu of such amount:

(a)	percent (not to exceed 100%),

(b)	$___________________________ (or the total amount of the Long-Term Incentive Payment, if less), or

(c)	The lesser of percent (not to exceed 100%) or $_____________________.

(2)    I understand that FICA and other employment taxes will be due on the total amount of my Annual Incentive Payment, including the amount I elect to defer. I agree that to the extent that the remaining amount of my Annual Incentive Payment (after deduction of the amount I elect to defer) is not sufficient to pay the FICA and other employment taxes plus the federal income tax due on such remaining amount, the shortfall will be deducted from my regular paycheck and any other amounts due to me.

(3)    I understand and acknowledge that the number of RSUs that will be credited to my Plan account on the applicable Award Date on account of this election will be determined in the manner provided in the Plan and the attached RSU Agreement.

(4)    I understand and acknowledge that the Company will make a grant of Matching RSUs that will be credited to my Plan account on the applicable Award Date in an amount equal to [__%] of the RSUs that are credited to my Plan account in accordance with this election.

(5)    I hereby elect to receive payment with respect to my RSUs and Matching RSUs awarded pursuant to this election on the ______ anniversary of the applicable Award Date (this may not be earlier than the fourth anniversary). I understand that I could become entitled to an earlier payment pursuant to the terms of the Plan or the RSU Agreement.

Participant's Initials: ________ELECTION TO DEFER

Restricted Stock Unit Award

(1)    I hereby elect to defer the following portion of any restricted stock units otherwise awarded to me under the Texas Industries, Inc. 2004 Omnibus Equity Compensation Plan (“2004 Omnibus Plan”), which normally would be awarded in July [____], and to receive an award of RSUs under the Plan in lieu of such award:

(a)	percent (not to exceed 100%) rounded down to the nearest whole restricted stock unit,

(b)	_____________________ restricted stock units (or the total restricted stock units awarded, if less), or

(c)	The lesser of percent (not to exceed 100%) rounded down to the nearest whole restricted stock unit or _________________ restricted stock units.

(2)    I understand and acknowledge that the number of RSUs that will be credited to my Plan account on the applicable Award Date on account of this election will be equal to the number of restricted stock units that I elect to defer.

(3)    I understand and acknowledge that the Company will make a grant of Matching RSUs that will be credited to my Plan account on the applicable Award Date in a number equal to [__%] of the number of RSUs that are credited to my Plan account in accordance with this election.

(4)    I hereby elect to receive payment with respect to my RSUs and Matching RSUs awarded pursuant to this election on the _____ anniversary of the applicable Award Date (this may not be earlier than the fourth anniversary). I understand that I could become entitled to an earlier payment pursuant to the terms of the Plan or the RSU Agreement.

(5)    I further understand and acknowledge that the RSUs and Matching RSUs to be awarded pursuant to this election will be subject to the terms and conditions of the Plan and the attached RSU Agreement, and will not be subject to the terms of the 2004 Omnibus Plan or to the terms of the award of restricted stock units under the 2004 Omnibus Plan that I otherwise would have received but for this election, and that the terms and conditions of the RSUs under this Plan are different than the terms and conditions of an award under the 2004 Omnibus Plan.

(6)    This Election to Defer a portion of any restricted stock units otherwise awarded to me under the 2004 Omnibus Plan will not be valid unless an election to defer all or a portion of such award on the Effective Date would comply with the rules regarding the timing of an initial deferral election of such amount for purposes of Code Section 409A.

Participant's Initials: ________
ELECTION TO DEFER

Cash Director's Fee

(1)    I hereby elect to defer the following portion of any amount otherwise payable to me as my annual cash director's fee (“Cash Director's Fee”), which normally would be paid in January [____], and to receive an award of RSUs under the Plan in lieu of such amount:

(a)	percent (not to exceed 100%),

(b)	$___________________________(or the total amount of the Cash Director's Fee, if less), or

(c)	The lesser of percent (not to exceed 100%) or $_____________________.

(2)    I understand and acknowledge that the number of RSUs that will be credited to my Plan account on the applicable Award Date on account of this election will be determined in the manner provided in the Plan and the attached RSU Agreement.

(3)    I understand and acknowledge that the Company will make a grant of Matching RSUs that will be credited to my Plan account on the applicable Award Date in an amount equal to [__%] of the RSUs that are credited to my Plan account in accordance with this election.

(4)    I hereby elect to receive payment with respect to my RSUs and Matching RSUs awarded pursuant to this election on the ______ anniversary of the applicable Award Date (this may not be earlier than the fourth anniversary). I understand that I could become entitled to an earlier payment pursuant to the terms of the Plan or the RSU Agreement.

(5)    Notwithstanding the other provisions of the RSU Agreement and the Plan, I understand that for purposes of my election to defer my Cash Director's Fee, the term “Retirement” shall mean I am not re-elected upon the expiration of my term of office as a director of the Company.

Participant's Initials: ________